UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 East 1st Avenue Scottsdale, Arizona		85251-4304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 17, 2024, Viad Corp (the “Company) launched a process to effect a potential repricing of the credit spread (the “Repricing”) on its $400 million Term Loan B, which had a remaining balance outstanding of $320 million at March 31, 2024. In connection with the Repricing, the Company affirms that it expects its consolidated revenue and Adjusted EBITDA for the quarter ended March 31, 2024, and year ending December 31, 2024, to fall within the ranges previously disclosed in its earnings press release furnished with its Current Report on Form 8-K on February 8, 2024. The Company intends to report actual results for the quarter ended March 31, 2024, which are subject to change in connection with the completion of the Company’s financial closing process and the preparation of its consolidated financial statements, after market close on May 2, 2024.

The Company maintains its previously disclosed outlook for the year ending December 31, 2024, as positive trends continue for both Pursuit and GES. Pursuit booking pace remains ahead of pace for the prior year period, and FlyOver Chicago opened on March 1, 2024, with a strong start. GES continues to see improved demand for exhibitions, events and experiential marketing.

The information contained in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “potential” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements, including, without limitation, statements regarding the Repricing, the Company’s expectations with regards to consolidated revenue and Adjusted EBITDA for the quarter ended March 31, 2024 and year ending December 31, 2024, and the Company's financial and operating outlook for the year ending December 31, 2024. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report on Form 8-K. These forward-looking statements are subject to risks and uncertainties that could cause results and events to differ significantly from those expressed or implied by the forward-looking statements, including risks related to the finalization of the Company’s financial results for the quarter ended March 31, 2024 and risks associated with executing the Repricing, including market conditions. Additional factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings by the Company. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: April 17, 2024	By:	/s/ Leslie S. Striedel
Leslie S. Striedel
	Title:	Chief Accounting Officer